Exhibit 10.23


                                    EXHIBIT A

                                     FORM OF
                           HEALTH SCIENCES GROUP, INC.

                             SUBSCRIPTION AGREEMENT


Health Sciences Group, Inc.
6080 Center Drive, 6th floor
Los Angeles, CA 90045
Attn:

Ladies and Gentlemen:

                  1. Subscription. The undersigned (the "Purchaser"), intending to be legally bound, hereby agrees to purchase from Health Sciences Group, Inc. (the "Company") investment units (the "Units") in the amount set forth on the signature page hereof. Each Unit consists of (i) one share of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "Shares") having the designations, rights, privileges set forth in the Certificate of Designations annexed to the Memorandum (as defined below) as Exhibit B and (ii) a warrant (the "Warrants," and together with the Shares, the "Securities") to purchase one share of common stock of the Company ("Common Stock"), in the form of Exhibit C and subject to the Registration Rights Agreement in the form of Exhibit D attached to the Memorandum. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Private Placement Memorandum of the Company, dated July 15, 2003, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the "Memorandum"), relating to the offering (the "Offering") by the Company of a minimum of $750,000 (the "Minimum Amount") and a maximum of $1,600,000 in aggregate purchase price of Units ($2,000,000 if the Company exercises its right as set forth in the Memorandum to increase the size of the Offering). The purchase price per Unit shall be equal to the lower of (i) $0.85, (ii) the average closing bid price of the Common Stock during the five trading days immediately preceding a closing date or (iii) the closing bid price of the Common Stock on the trading day preceding a closing date.

                  The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain terms used but not otherwise defined herein shall have the respective meanings provided in the Memorandum.

                  2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to "Health Sciences Group, Inc." in the full amount of the purchase price of the Units being subscribed for. Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms or by the Company, or the Minimum Amount of Units is not sold. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed signature page of this Subscription Agreement.

                  3. Acceptance of Subscription. The Purchaser understands and agrees that the Company reserves the right to accept or reject this or any other subscription for Units, in whole or in part, and in any order, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated or the Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription

Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, and in any order, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

                  4.  Representations  and  Warranties.   The  Purchaser  hereby
represents, warrants, acknowledges and agrees as follows:

                           (a)  Neither  the  Securities,  nor the shares of the
Common Stock issuable upon conversion or exercise of the Securities and offered pursuant to the Memorandum, are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

                           (b)  The  Purchaser  and  the  Purchaser's  attorney,
accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act;

                           (c) Neither the  Securities  and Exchange  Commission
nor any state securities commission has approved the Units or any of the Securities included in the Units or Common Stock issuable upon conversion or exercise thereof, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

                           (d) All  documents,  records and books  pertaining to
the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by the Purchaser and the Advisors, if any;

                           (e) The Purchaser and the Advisors,  if any, have had
a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any;

                           (f) In evaluating the suitability of an investment in
the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum;

                           (g) The Purchaser is unaware of, is in no way relying
on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

                           (h) The  Purchaser  has taken no action  which  would
give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than amounts to be paid by the Company to Spencer Trask Ventures, Inc.);

                           (i) The  Purchaser,  together with its  Advisors,  if
any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

                           (j) The  Purchaser  is not  relying on the Company or
any of its employees or agents with respect to the legal, tax, economic and related considerations as to an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors;

                           (k) The  Purchaser is acquiring  the Units solely for
the Purchaser's own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, Securities contained in the Units, or Common Stock issuable upon conversion or exercise thereof, and the Purchaser has no plans to enter into any such agreement or arrangement;

                           (l) The Purchaser must bear the substantial  economic
risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units. Although the Company has the obligation to register for resale the shares of Common Stock underlying the Securities (see Exhibit A hereto), there can be no assurance that such registration will be completed within the time frames required by the Company, or at all. It is not anticipated that there will be any market for resale of the Units or Securities included in the Units or the capital stock issuable upon conversion or exercise thereof, and such Units and shares will not be freely transferable at any time in the foreseeable future;

                           (m) The Purchaser has adequate means of providing for
such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

                           (n) The  Purchaser is aware that an investment in the
Units involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum and otherwise referred to in the Memorandum;

                           (o) The Purchaser meets the  requirements of at least
one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

                           (p)  The   Purchaser:   (i)  if  a  natural   person,
represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

                           (q) The Purchaser  and the Advisors,  if any, had the
opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to its full satisfaction;

                           (r) The Purchaser  represents to the Company that any
information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

                           (s) The  Purchaser  has a  sufficient  net  worth  to
sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

                           (t) No  oral or  written  representations  have  been
made, or oral or written information furnished, to the Purchaser or the Advisors, if any, in connection with the offering of the Units or as to the Company, which are in any way inconsistent with the information contained in the Memorandum;

                           (u) THE  SECURITIES  OFFERED  HEREBY  HAVE  NOT  BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. ALTHOUGH THE COMPANY HAS AN OBLIGATION TO REGISTER FOR RESALE THE SHARES OF COMMON STOCK UNDERLYING THE SECURITIES, THERE CAN BE NO ASSURANCE THAT SUCH REGISTRATION WILL BE COMPLETED WITHIN THE TIME FRAMES REQUIRED, OR AT ALL. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  5. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the covenants, agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  6. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

                  7. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by nationwide overnight courier or delivered against receipt to the party to whom it is to be given (a) if to

Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given at the time that it is signed for by the recipient except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by nationwide overnight courier shall be deemed given the next business day following being deposited with such courier.

                  8. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the components thereof, or the underlying securities shall be made only in accordance with all applicable laws.

                  9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State.

                  10. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

                  11. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

                  12. Preemptive Rights. (a) Following acceptance of this Subscription Agreement by the Company and a closing at which a sale of Units to Purchaser is consummated, the Company hereby grants to the Purchaser a right (the "Preemptive Right") to purchase all or any part of the Purchaser's pro rata shares of any "New Securities" (as defined in Section 12(b)) that the Company may, from time to time, propose to sell and issue in a private transaction solely for cash. Such pro rata share for Purchaser, for purposes of this Preemptive Right, is the ratio of (x) the number of shares of Common Stock then held by Purchaser immediately prior to the issuance of the New Securities (assuming the full conversion of any Shares and full exercise of the Warrants), to (y) the total number of shares of Common Stock of the Company outstanding immediately prior to the issuance of the New Securities (after giving effect to the exercise and/or conversion, as the case may be, of all Shares and Warrants).

                  (b) Definition. For purposes of this Section, "New Securities" shall mean any Common Stock or preferred stock of the Company, whether or not authorized on the date hereof, and rights, options or warrants to purchase Common Stock or preferred stock and securities of any type whatsoever that are, or may become, convertible into or exercisable or exchangeable for Common Stock or preferred stock; PROVIDED, HOWEVER, that "New Securities" does not include the following:

                  (i) shares of capital stock of the Company issuable upon conversion or exercise of any currently outstanding securities or any New Securities issued in accordance with this Agreement or pursuant to the Offering of Units;

                  (ii) shares or options or warrants for Common Stock granted to officers, directors and employees of, and consultants to, the Company pursuant to stock option or purchase plans or other compensatory agreements approved by the Board of Directors of the Company;

                  (iii) shares of Common Stock or preferred stock issued in connection with any pro rata stock split, stock dividend or recapitalization by the Company;

                  (iii) securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity in transaction(s) approved by the Board of Directors of the Company, provided that the stockholders of the Company prior to such transaction(s) own 50% or more of the voting power and equity of the Company following such transaction(s); and

                  (iv) securities issuable upon conversion or exercise of the securities set forth in paragraphs (i) - (iv) above.

         (c) Procedures. In the event that the Company proposes to undertake an issuance of New Securities for cash, it shall give each Purchaser written notice (the "Notice") of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Purchaser shall have twenty (20) business days after receipt of such notice to agree to purchase all or any portion of its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that any New Securities subject to the Preemptive Right are not purchased by the Purchaser within the twenty (20) business day period specified above, the Company shall have ninety (90) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities that had been subject to the Preemptive Right shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities with respect to which the rights of the Purchaser were not exercised at a price and upon terms, including manner of payment, no more favorable to the purchasers thereof than specified in the Notice. In the event the Company has not sold all offered New Securities within such ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement), the Company shall not thereafter issue or sell any New Securities, without first complying with the procedures set forth in this Section.

                  13.      Miscellaneous.

                           (a) This  Agreement  and its exhibits  and  schedules
constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. The parties acknowledge that the provisions of Exhibit D to the Memorandum, the Registration Rights Agreement are incorporated by reference and made a part hereof.

                           (b)   The    Purchaser's    covenants,    agreements,
representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Securities contained in the Units.

                           (c) Each of the parties hereto shall pay its own fees
and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                           (d) This  Agreement  may be  executed  in one or more
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                           (e) Each  provision  of this  Subscription  Agreement
shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

                           (f)  Paragraph  titles are for  descriptive  purposes
only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

                           (g) Following  the closing of at least  $1,250,000 in
aggregate purchase price of Units, so long as any Shares are outstanding, the holders of a majority of the then-outstanding Shares shall have the right to elect one member of the Company's Board of Directors. The Company hereby agrees with each Purchaser that such election shall take place within 45 days of the closing of $1,250,000 in aggregate purchase price of Units. Immediately prior to such closing, each of Fred Tannous and Bill Glaser shall deliver voting agreements agreeing to vote their shares in favor of such nominee designated by the Purchasers.

                           (h) The undersigned understands and acknowledges that
there may be multiple closings for the Offering and that the Unit Price (as defined in the Memorandum) will be determined at each closing based on the pricing formula described in the Memorandum. Accordingly, the undersigned acknowledges and consents to the following: (i) while the dividend rate for all Shares purchased in the Offering will be the same, the amount of dividends paid to purchasers on the Shares will be different based on the Unit Price at each closing and (ii) the liquidation preference for the Shares will also vary based on the Unit Price at each closing.

                        ACCREDITED INVESTOR CERTIFICATION
                         Initial the appropriate item(s)

THE UNDERSIGNED FURTHER REPRESENTS AND WARRANTS AS INDICATED BELOW BY THE UNDERSIGNED'S INITIALS:

A. INDIVIDUAL INVESTORS: (Please initial one or more of the following, four statements)

1. I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2. I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3. I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4.       I am a director or executive officer of Health Sciences Group, Inc.

5. I have individual net worth or my spouse and I have joint net worth of over $ 5,000,000.



B.       PARTNERSHIPS,  CORPORATIONS,  TRUSTS OR OTHER ENTITIES: (Please initial
         one  of  the  following  seven  statements).   The  undersigned  hereby
         certifies that it is an accredited investor because it is:

1.       an employee benefit plan whose total assets exceed $5,000,000;

2. an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.       a  self-directed   employee  benefit  plan,   including  an  Individual
         Retirement Account, with investment decisions made solely by persons that are accredited investors;

4. an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

5. a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Units, with total assets excess of $5,000,000;

6. a trust, not formed for the specific purpose of acquiring the Units, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units; or

7. an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

                           Health Sciences Group, Inc.
                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

         EXECUTION OF THIS AGREEMENT BY ANY PURCHASER SHALL BE DEEMED TO CONSTITUTE EXECUTION OF THE REGISTRATION RIGHTS AGREEMENT ANNEXED HERETO AS EXHIBIT A BY SUCH PURCHASER.

         Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $__________ of Unit(s) (NOTE: to be completed by subscriber):

Date (NOTE: To be completed by subscriber): _______________, 2003. If the purchaser is an INDIVIDUAL, or if the purchasers are INDIVIDUALS who have purchased as JOINT TENANTS, as JOINT TENANTS with RIGHT OF SURVIVORSHIP, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


---------------------------                     ---------------------------
Print Names(s)                                  Social Security Number(s)

---------------------------                     ---------------------------
Signature(s) of Investor(s)                     Joint Signature

                                                ---------------------------
___________________________                     Date
Address

If the purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY or LIMITED LIABILITY PARTNERSHIP:

---------------------------                      ---------------------------
Name of Partnership, Corporation,                Federal Taxpayer
Trust, Limited Liability Company                 Identification Number
or Limited Liability Partnership

Address:




By:___________________________                   ___________________________

Name: ________________________                   State of Organization

Title:________________________

SUBSCRIPTION FOR ____ UNITS ACCEPTED AND AGREED TO this _____ day of _____ 2003.



HEALTH SCIENCES GROUP, INC.


By:__________________________________
Name:
Title: